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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report: June 12, 2000
(Date of earliest event reported)



                            AKAMAI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


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
          Delaware                            0-27275                               04-3432319
(State or Other Jurisdiction          (Commission File Number)          (IRS Employer Identification No.)
of Incorporation)
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
500 Technology Square, Cambridge, Massachusetts                         02139
(Address of Principal Executive Offices)                              (Zip Code)
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Registrant's telephone number, including area code:  (617) 250-3000
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ITEM 5.       OTHER EVENTS.

         Akamai Technologies, Inc. (the "Company") announced on June 12, 2000 that it proposed to offer and sell $250 million of convertible subordinated notes due 2007, which would be convertible into shares of the Company's common stock, $.01 par value per share (the "Common Stock"). A copy of the press release announcing the offering is attached to this Current Report on Form 8-K as Exhibit 99.1.

         The Company announced on June 15, 2000 the pricing of its 5 1/2% Convertible Subordinated Notes in the aggregate principal amount of $300 million (including an option to purchase up to an additional $50 million principal amount of notes to cover over allotments, if any) in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Notes"). The Company announced that the Notes would be due July 1, 2007, convertible into shares of Common Stock at a conversion price of $115.47 per share and accrue interest payable semiannually. A copy of the press release announcing the pricing of the Notes is attached to this Current Report on Form 8-K as Exhibit 99.2.

         The material terms of the Notes are set forth in (i) a Purchase Agreement, dated as of June 15, 2000, by and among the Company, Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC; (ii) an Indenture, dated as of June 20, 2000, by and between the Company and State Street Bank and Trust Company; and (iii) a 5 1/2% Convertible Subordinated Notes due 2007 Registration Rights Agreement, dated as of June 20, 2000, by and among the Company and Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC. Copies of such documents are filed as Exhibits 99.3, 99.4 and 99.5 respectively, and are incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (a)    Not applicable.

              (b)    Not applicable.

              (c)    Exhibits. The following exhibits are being filed herewith.

                     99.1 Akamai Technologies, Inc. Press Release dated June 12, 2000.

                     99.2 Akamai Technologies, Inc. Press Release dated June 15, 2000.

                     99.3 Purchase Agreement, dated as of June 15, 2000, by and among Akamai Technologies, Inc., Donaldson, Lufkin & Jenrette
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                              Securities Corporation, Morgan Stanley & Co.
                              Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC.

                     99.4 Indenture, dated as of June 20, 2000, by and between Akamai Technologies, Inc. and State Street Bank and Trust Company.

                     99.5 5 1/2% Convertible Subordinated Notes due 2007 Registration Rights Agreement, dated as of June 20, 2000, by and among the Company and Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2000           AKAMAI TECHNOLOGIES, INC.


                                /s/ Kathryn L. Jorden
                                --------------------------------
                                Kathryn L. Jorden
                                Vice President, General Counsel and Secretary
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                                INDEX TO EXHIBITS

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EXHIBIT           DESCRIPTION
NUMBER
99.1              Akamai Technologies, Inc. Press Release dated June 12, 2000.

99.2              Akamai Technologies, Inc. Press Release dated June 15, 2000.

99.3 Purchase Agreement, dated as of June 15, 2000, by and among Akamai Technologies, Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC.

99.4 Indenture, dated as of June 20, 2000, by and between Akamai Technologies, Inc. and State Street Bank and Trust Company.

99.5 5 1/2% Convertible Subordinated Notes due 2007 Registration Rights Agreement, dated as of June 20, 2000, by and among Akamai Technologies, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC.

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